Exhibit 99.1

Transforming and Innovating the Discovery and Development of Novel, Class Leading GPCR-Targeted TherapiesJ u n e 2 0 2 4

Transforming and Innovating the Discovery and Development of Novel, Class Leading GPCR-Targeted TherapiesJ u n e 2 0 2 4DISCLAIMERStatements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “potential,”“projects,” “would” and “future” or similar expressions are intended to identify forward-looking statements. Each of these forward-looking statements involves substantial risks and uncertainties that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding: the design, objectives, initiation, timing, progress and results of current and future preclinical studies and clinical trials of our product candidates, including the ongoing Phase 1a/b clinical trial for TX45, in Group 2 Pulmonary Hypertension and initiation of proposed Phase 2 clinical trial; candidate selection for our second program in HHT; the expected timing of program updates and data disclosures; the timing of filing INDs and other regulatory documents; the timing and likelihood of seeking regulatory approval for our product candidates including TX45; the competitive landscape for our product candidates; our ability to identify and develop additional product candidates; and our estimates regarding expenses, future revenue, capital requirements, cash runway and needs for additional financing. These forward-looking statements reflect our current beliefs and expectations. Many factors may cause differences between current expectations and actual results, including the early stage of our development efforts; success in preclinical testing and earlier clinical trials does not ensure that later clinical trials will generate the same results or otherwise provide adequate data to demonstrate the efficacy and safety of a product candidates; clinical site activation rates or clinical trial enrollment rates that are lower than expected; changes in expected or existing competition; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; the impact of macroeconomic conditions, including the conflict in Ukraine and the conflict in the Middle East, heightened inflation and uncertain credit and financial markets, on our business, clinical trials and financial position; and unexpected litigation or other disputes. These and other risks are described more fully in our filings with theSecurities and Exchange Commission (“SEC”), including the risks detailed in the prospectus filed with the SEC pursuant to Rule 424(b)(3) on May 3,2024, and other documents we subsequently filed with or furnished to the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except as required by law, we assume no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

AgendaI. Company OverviewII. GEODeTM PlatformIII. TX45 Relaxin in Group 2 Pulmonary Hypertension i. Overview of Target and Indication ii. Patient Journey iii. Clinical Data iv. Preclinical Data v. Clinical ProgramIV. HHT Program V. Summary

Agenda I. Company Overview II. GEODeTM Platform III. TX45 Relaxin in Group 2 Pulmonary Hypertension i. Overview of Target and Indication ii. Patient Journey iii. Clinical Data iv. Preclinical Data v. Clinical Program IV. HHT Program V. Summary4 Tectonic Therapeutic – Transforming the Discovery of Novel GPCR-Targeted Therapies, Innovating in Their Development Validated GEODe Validated platform to discover and optimize biologics that target GPCRsPlatform Prioritizing high value GPCR targets, where small molecules are not the right modality First two assets address indications with no approved therapy 1. RXFP1 agonist—potential therapy for Group 2 PH1 in HFpEF2 >600,000 Patients in US alone (>20 times PAH) Phase 1 Best-In-ClassRelaxin Agonist for PH, Initial Phase 1a PK/PD data demonstrated activity and favorable PK with potential for monthly dosing; full data mid-2024 First-In-Class HHT Phase 1b hemodynamic proof of concept expected in 2025, randomized Phase 2 data Program expected in 2026 2. GPCR antagonist antibody addressing hereditary hemorrhagic telangiectasia(HHT)Team with a Track Team with extensive track record of drug discovery and development success,Record of “Firsts” resulting in 20 “first” approvals across multiple therapeutic areas Reverse Merger Closed Well capitalized by a syndicate of leading institutional funds June 2024 $181M3 post close expected to provide runway into mid-2027 1Pulmonary Hypertension; 2Heart Failure with Preserved Ejection Fraction; 3At transaction close (6/20/24), cash, cash equivalents and investments of approximately $181 million, before payment of final transaction-related expenses, is expected to fund current operational plans into mid-2027

This Accomplished Team Has Delivered for Patients and Investors Reicin, M.D. Lochner McNamara, Ph.D. Muslin, M.D. Ruddy, M.D. Schwabish, Ph.D. CEO, Director CFO CSO CDO CMO CBO FOUNDED MULTIPLE GPCR EXPERT, SUCCESSFUL COMPANIES FORBES ”30 under 30” Timothy AndrewSpringer, Ph.D. LeukoSite Kruse, Ph.D.Co-Founder Co-Founder Multiple Awards and Fellowships 2022 Lasker Award (Biomedical Research, NIH, Amgen, Sloan Research)

Team Track Record: >20 1st Approvals with >$50B In Annual Sales 1st approvals and indication expansions shown below ONCOLOGY/ IMMUNOLOGY/ CARDIO/ RESPIRATORY OTHER IO INFLAMMATION METABOLISM / ALLERGY

7

Biologics Offer Advantages Over Small Molecules in Targeting GPCRs in Multiple Settings


~12%
Approved drugs target 100 GPCRs
>18%*
remain unexploited
800+ GPCRs
Non-Sensory Orphan GPCRs (~20%)
Sensory GPCRs (~50%)

- ➢ **>470 Approved drugs (~33% of all)**
- ➢ **>$180B in annual sales**
- ➢ **Predominantly small molecules**
- ➢ **Only 3 are antibodies**

→ **When difficult to drug with small molecules**
Biologic captures complexity of ligand / receptor engagement

→ **If target site similar to domains of different proteins**
Biologic minimizes off target binding to improve safety / tolerability

→ **If use case requires tissue /compartment targeting**
Engineer biologic to target or exclude compartment as needed

→ **When multi-modal action needed**
Bispecific approach enables dual target engagement

(*) Hauser, A.S. et al., Cell. 2018 Jan 11; 172(1-2): 41–54.e19.

* 18% = 100% - 12% (approved drug targets) – 50% (sensory) – 20% (non-sensory, orphan)

TECTONIC Therapeutic

8

Our Unique Pipeline Opportunities are Enabled by Biologic Targeting of GPCRs



GROUP 2 PULMONARY HYPERTENSION (Group 2 PH)

Potential Best-in-Class

RXFP1 Agonist[1]

Supporting clinical data


Blood flow
AVM
Capillaries
Vein

HEREDITARY HEMORRHAGIC TELANGIECTASIA (HHT)

First in Class & Indication

GPCR Antagonist[2] (anti-angiogenic)

Target pathway linked to disease genetics



FIBROSIS

Bi-specific Approach

GPCR Modulator[2] (anti-fibrotic)

Supporting clinical data for one component of bispecific

Scale of POC studies: ~50-200 patients per indication
3-6 months treatment

1. Fusion protein – lead molecule in-licensed from Harvard U., optimized using GEODe platform
2. GPCR targeted therapeutics discovered internally using GEODe platform

TECTONIC Therapeutic

Pipeline of GPCR-Targeted Biologics with Multiple Potential Value Infection Points Ahead

Development programs include first-in-indication opportunities*

Program	Preclinical	Phase 1	Phase 2	Phase 3	Indication
RXFP1 Agonist (TX45 – Fc-relaxin)		Phase 1a (ongoing) PK/PD data mid-2024 Phase 1b (ongoing) Hemodynamic data 2025	*Initiation Planned 2H 2024* *Randomized Phase 2 Data 2026*		*Group 2 PH[1] in Patients with Heart Failure with Preserved Ejection Fraction (HFpEF)
GPCR Antagonist	Development Candidate Selection	*Initiation Planned Q4'25/Q1'26*			*Hereditary Hemorrhagic Telangiectasia (Osler Weber Rendu Syndrome)
Bi-functional GPCR Modulator	Discovery				Fibrosis
GPCR Modulators	Discovery				Multiple Indications

(1) Pulmonary Hypertension

GEODe PLATFORM Proprietary, validated platform, enables reproducible discovery and optimization of GPCR targeted biologics

GEODe 11

Solving Key Challenges in GPCR Targeted Biologics Discovery

Challenges

RETAIN
endogenous GPCR structure to enable screening against relevant form of receptor

PURIFY
target in sufficient quantities to power screening campaign

INDUCE
immune response to human GPCR in animals if immunization strategy is pursued

STABILIZE
receptor in active conformation to enable agonist discovery

GEODe™ Platform Features Designed for Success

1.
Receptor Engineering, and Purification Technology
delivers abundant receptor reagent in native conformation

2.
In-vitro Yeast Display Libraries
provide high-diversity, without immune editing

3.
Protein Engineering
Optimize protein pharmacology
Engineer antigen formats to enable screening for agonists or antagonists as needed

TECTONIC Therapeutic

Proprietary GEOD platform spans three enabling technologies to identify and optimize potent GPCR targeted biologics 1. 2. 3.EXPRESSION AND IN-VITRO YEAST PROTEIN ENGINEERING PURIFICATION TECHNOLOGY DISPLAY LIBRARIES Produce Sufficient Quantities Efficiently Screen Optimize Protein Pharmacology and Stabilize Them in the Diverse Antibody Libraries Engineer Proprietary Scaffolds Correct Conformation Against GPCRs for Agonist Discovery Large toolbox of biochemical methods, engineering tools, and assays

GEODe 13 GEOD Platform Discovery Capabilities Deliver Selective, Ligand Competitive Orthosteric Antagonists PURIFIED ANTIBODIES ARE OPTIMIZATION IMPROVES SELECTIVEFUNCTIONAL ANTAGONISTS* ORIGINAL POTENCY BY ~20X (NO EFFECT ON OFF-TARGET GPCR) Receptor Signaling Assay (Mammalian Cells) assay) 125assay) X786 200 Hit Optimized Lead 100 X774 y 150 arrestin—it ity v i 75 arrestin ï¢ - v t 100 Acï¢50 %Act % 50 (+) Ctrl Optimized Lead (hGPCR3 25(hGPCR2 0 Activity 0V Activity V % -11 -10 -9 -8 -7 -6 -5% -12-11-10 -9 -8 -7 -6 -5 -4 Log[Antagonist], M Log[Antagonist], M *Latest generation proprietary libraries delivering initial hits with >10X potency

GEODe 14 Our Proprietary Antigen Formats Enable Screening for Biologics with Agonist Activity Active Inactive GPCR GPCR Membrane Proprietary Ga Mimetics Designs Driven by Machine Cytosol Learning and Energy Prediction Algorithms ProprietaryGÎ± mimetic

GEODe 15

Design of Our Proprietary Gα Mimetics Is Driven by the Latest in Machine Learning and Energy Prediction Algorithms

Nucleotide-bound Confirmation


α5 (CTH)
α1
GTPase Domain
Helical Domain

Receptor-bound Confirmation


GPCR
α5 (CTH)
Helical Domain
α1
GTPase Domain

In-silico Deep Mutational Scanning for Receptor-bound Stabilizing Mutations


Nucleotide-bound structures
GPCR-bound structures
Destabilizing
Rosetta prediction (REU)
Stabilizing
N/A
Candidate mutation

Mutations Predicted to Stabilize the GPCR Bound Conformation of $G\alpha_s$ and Increase Agonist Affinity


α5 (CTH)
Helical Domain
α1
GTPase Domain
Binding (% maximum)
100
80
60
40
20
0
V
-9
-8
-7
-6
-5
-4
log [agonist] M
GPCR
GPCR + Gs mimetic (CTRL)
Competition binding assay

Ongoing enhancement of our ability to screen for biologics with agonist activity

TECTONIC Therapeutic

GEODe 16

End-to-end Capabilities in Place at Tectonic for Continued Discovery of Optimal DCs

TECTONiC Therapeutic

Suite of Ab Discovery, Optimization and Characterization Capabilities


TARGET
VALIDATED HIT
LEAD
DC
Target Prep for Discovery Campaigns
GPCR Biochemistry
• GPCR structural and mechanistic know-how
• Overexpression & stabilization of target
• Mammalian and insect cell expression methods
Affinity Maturation
Protein Engineering
Antibody Discovery
• Antibody yeast display
• Custom selection methods for GPCR targets
• NGS to identify diverse sequences
Developability Assessment
Protein Sciences
• High throughput antibody expression
• Biochemical binding Assays
• Biophysical characterization
Functional Assessment / Structural Insights
Cellular Pharmacology
Structural Biology
• Signaling and cell biology assays to validate lead functionality
• Cryo-EM of Ab/receptor complex to gain key mechanistic insights, understand SAR
Candidate Selection
Disease Biology
In vivo Pharmacology
• Disease-specific cell assays
• PK and animal models

TECTONiC Therapeutic

TX45: Fc-RELAXIN FUSION PROTEIN RXFP1 agonist with differentiated profile

Hemodynamic and Anti-fibrotic Properties of Relaxin Demonstrated by its Role in Pregnancy Pharmacology Facilitates Gestation AGONIST PULMONARY AND SYSTEMIC VASODILATOR Natural Ligand of RXFP1 Increases cardiac output to Receptor accommodate the increased demand from developing fetus No RXFP1 internalizationANTIFIBROTIC Prepares musculoskeletal tissues for pregnancy and childbirth

TX45 19

The First Recombinant Relaxin (serelaxin) Demonstrated Safety and Benefit in Acute Heart Failure (AHF) in Trials of >11,000 Patients

-Note: trials only included a two-day relaxin infusion

Study (WHF Day 5)	Relative Risk [95% CI]	N(drug)	N(pbo)
Pre-RELAX AHF	0.56 [0.22 – 1.45]	42	61
RELAX-AHF	0.54 [0.37 – 0.78]	581	580
RELAX-AHF-2	0.90 [0.76 – 1.07]	3274	3271
RELAX-AHF-EU	0.71 [0.52 – 0.98]	1756	894
RELAX-AHF-ASIA	0.42 [0.21 – 0.84]	437	433
Meta Analysis	**0.77 [0.67 – 0.89] p = 0.0002**	6090*	5239

Effects of serelaxin on worsening heart failure (WHF) – fixed-effect (FE) meta-analysis; serelaxin 30 µg/kg/day vs. placebo,. CI, confidence interval.

PK limitations of relaxin a major hurdle to its development for chronic diseases

Our GEODe Protein Engineering capabilities address this challenge

- One of two pivotal studies included in meta-analysis, RELAX-AHF-2, failed to achieve the co-primary endpoints, and we believe that two factors contributed to this outcome
  - It was ambitious to expect that a two-day infusion of serelaxin, with its short half-life and mechanism of action, would demonstrate clinical benefit at day 5 and, more puzzlingly at 6 months
  - Operational challenges with patient enrollment may also have had an impact

*Teerlink J.R. et al. Eur. J. Heart Fail. 2019; 22: 315-329; patients from RELAX-AHF-JP (N=30 total) not listed in table

TECTONIC Therapeutic

TX45 20

TX45 is Engineered to Solve a Critical PK Problem Observed with Other Relaxin Molecules

Relaxin has **very short *in vivo* half-life**
Fc-fusion needed to improve PK

Relaxin Fc-fusions **have steep decline in exposure after dosing** (>90%) because of glycocalyx binding due to high pI[1]

Engineering TX45 to **reduce net positive charge (and lower pI) prevents rapid clearance**

TX45 EXHIBITS SUPERIOR PROFILE vs. PARENT COMPOUND AND COMPARATOR[2] MOLECULE[3]

Preclinical Rat Pharmacokinetic Data



Concentration ng/mL
100000
10000
1000
0
20
40
60
80
100
Time (hr)
pI <9, TX-45
pI >9, Comparator
pI >9, TX early

1. Isoelectric Point
2. High pI Fc-relaxin fusion protein described in literature
3. Source: Tectonic internal data

TECTONIC Therapeutic

TX45 21

TX45 Reflects Significant Protein Engineering to Optimize Its Pharmacology

TX45 results in ~10x greater *in vivo* potency over comparator[1] molecule than predicted based on PK and *in vitro* activity[2] – potentially from reduced trapping of drug in glycocalyx, resulting in increased free drug available to activate RXFP1 in tissues


Relative in vivo exposure at same dose
1X
10X
Comp
TX45
Relative in vitro potency on receptor
10X
1X
Comp
TX45
Expected in vivo activity at same dose
10X
10X
Comp
TX45
Observed in vivo activity at same dose
1X
10X
Comp
TX45


Superior efficacy (Renal Blood Flow) in TX45 vs. High PI Comparator Molecule at Same Dose[3]
RABF (% change vs baseline)
45
40
35
30
25
20
15
10
5
0
-5
-10
0
30
60
90
Time (min)
TX45 0.3mpk
TX45 0.03 mpk
Comparator 0.3 mpk
Vehicle

1. High pI Fc-relaxin fusion protein described in literature
2. ~0.03 mpk of TX45 has similar efficacy as 0.3 mpk of Comparator
3. Source: Tectonic internal data

TECTONIC Therapeutic

TX45 22

TX45 – Optimized RXFP1 Agonist for Group 2 PH in HFpEF

✓ **Potential Best-in-Class Relaxin Agonist with Optimized PK**	• Protein engineering has extended pharmacologic half-life to support monthly dosing
✓ **High Unmet Need in Group 2 PH with HFpEF[1]**	• No approved therapy • >600,000 patients in US • High 5-year high mortality
✓ **Mechanism may be Ideal to Address Group 2 PH**	• Pulmonary + systemic vasodilation, cardiac relaxation • Reversal of fibrosis in pulmonary vasculature and heart • Anti-inflammatory
✓ **Supporting Clinical and Pre-clinical Data**	• Hemodynamic benefit in studies of serelaxin in AHF • Clear benefit observed with TX45 in rodent PH and CHF models
✓ **Streamlined Development Strategy**	• No outcome study needed • Enrichment strategy for CpcPH where there is greatest unmet need • Enables potential early launch relative to congestive heart failure
✓ **Potential to Expand Indications**	• Other PH Groups, Heart failure, renal disease

1. Heart Failure with preserved Ejection Fraction

TECTONIC Therapeutic

TX45 23

Pulmonary Hypertension Consists of 5 Distinct Diseases

Group 2 PH is of Greatest Interest for TX45's Initial Indication

Group 1 ("PAH") (~25,000[1])	Group 2 (>600,000[1])	Group 3	Group 4 ("CTEPH")	Group 5 (Misc.)
• Idiopathic • Hereditary • Connective tissue disease-associated • Congenital heart disease-associated • Drug-induced	• **Due to left heart disease (HFpEF, HFrEF) or valvular heart disease** • **CAD, HTN, T2DM[2], high cholesterol are risk factors** • **Two Subtypes: CpcPH / IpcPH**	• Due to lung disease or hypoxia • May be due to COPD, interstitial lung disease (i.e., IPF) or obstructive sleep apnea	• Chronic thrombo-embolic pulmonary hypertension –i.e., as a consequence of blood clots	• Miscellaneous group with causes unclear or multiple underlying factors

1. US Prevalence
2. CAD: Coronary Artery Disease, HTN: Hypertension, T2DM: Type 2 Diabetes Mellitus

Nat. Pul. Hypertension Unit, Ireland

TECTONIC Therapeutic

TX45 24

Our Focus is on the Group 2 PH Subset of Heart Failure with Preserved EF (HFpEF)

Clinical Program Designed to Enable Evaluation of Efficacy in Overall Population and CpCPH


HFpEF
(Several million pts.)[1,2]
Group 2 PH
(>600K)[3]
IpcPH
(>500K)
CpcPH
(>100K)

IpcPH (**I**solated, **p**ost **c**apillary **PH**)

Increased Left Ventricle Filling Pressures
↓
Increased Pulmonary Venous Pressures
↓
Passive Pressure Backflow
↓
Pulmonary Hypertension


Heart
Normal
HFpEF

CpcPH (**C**ombined, **p**re- and post **c**apillary **PH**)

Chronic PH and/or Other Drivers
↓
Permanent Vascular Changes, e.g. Pulmonary Artery Remodeling
↓
Increased Vascular Resistance
↓
Right Heart Failure


Pulmonary Vasculature
Normal
PAH-like

1. US prevalence numbers. Estimates based on data from
2. Kapelios, C. et al., Cardiac Failure Review 2023;9:e14
3. Sera F. et al. Heart 2023;109:626–633

TECTONIC Therapeutic

Group 2 PH: Patient Journey

TX45 26

Key Hemodynamic Measures in Pulmonary Hypertension

Measure	Definition	Detection Method(s) / Formulas	Clinical Significance
mPAP Mean Pulmonary Arterial Pressure (mm Hg)	**Fluid pressure in the lung arteries**	Directly measured by RHC sPAP estimated by echo	**Key parameter for diagnosing pulmonary hypertension of all causes (Groups I-V)**
PVR Pulmonary Vascular Resistance (Wood Units)	**Resistance to blood flow in pulmonary arteries ("narrowness of pipes")**	Calculated from mPAP, PCWP, and CO obtained by RHC PVR = (mPAP-PCWP)/CO	**Provides information about disease/narrowing specifically in pulmonary arteries**
PCWP Pulmonary Capillary Wedge Pressure (mm Hg)	**Fluid pressure in lung capillaries – measure of left atrial pressure**	Directly measured by RHC	**Used to assess left ventricular filling abnormalities – elevated in left sided heart failure ("hard to fill pump")**
CO Cardiac Output (L / min)	**Amount of blood pumped per unit time**	CO directly measured by RHC thermodilution	**CO is a key measure of heart function and is depressed in heart failure**

TECTONIC Therapeutic

TX45 27

Group 2 Pulmonary Hypertension (PH) Patient Journey


Cardiologist
Pulmonologist and/or Cardiologist
Patient with HF Symptoms
Echocardiography (LVEF, SPAP)
SPAP > 30
(pulmonary hypertension)
No
Treat HF (HFpEF2, HFrEF3)
RH Catheterization
Yes
mPAP > 20
PVR ≥ 3
PCWP ≥ 15
mPAP > 20
PVR < 3
PCWP ≥ 15
mPAP > 20
PVR ≥ 3
PCWP < 15
Patient with CpcPH
Patient with IpcPH
Patient with PAH

(1) LVEF: left ventricular ejection fraction; SPAP: estimated systolic pulmonary artery pressure by echo; mPAP: mean pulmonary artery pressure; PVR: pulmonary vascular resistance; PCWP: pulmonary capillary wedge pressure; CpcPH: combined pre-and post-capillary pulmonary hypertension; IpcPH isolated post-capillary PH
(2) Heart Failure with preserved Ejection Fraction
(3) Heart Failure with reduced Ejection Fraction

TECTONIC Therapeutic

Treatment of Pulmonary Hypertension (PH) in the Setting of Heart Failure with Preserved Ejection Fraction (HFpEF) Patient Diagnosed with PH-HFpEF (LVEF ≥ 50%, PCWP ≥ 15, mPAP > 20) Treat Co-Morbidities Start SGLT2 inhibitor (HTN, AFib, Diabetes, Obesity, Sleep Apnea) Repeat echo Consider Mineralocorticoid Receptor Antagonist, Entresto, PDE5 inhibitor LV Assist Device (LVAD)

TX45 29

Relaxin Multimodal MOA Addresses Pathways Implicated in Group 2 PH Pathophysiology


relaxin / RXFP1
(3) TGFβ signaling
α
β
γ
Gs pathway
Go/i pathway
inflammasome
NOS
(2) NO
cAMP
ERK
GC
PKA
MMP2/9
cGMP
PKG
pSMAD2/3
P
P
IL-1β, IL-6
(1) ET-1
Relaxation
Anti-Fibrosis
Relaxation
Anti-Fibrosis
Anti-Inflammatory

Effects of RXFP1 Activation by Relaxin

Mechanisms Implicated in Group 2 PH

1. Activation of ET-1 pathway(*)
2. Reduced NO pathway activity(*)
3. Activation of TGFβ pathway

(*) Most active in CpcPH subset

- ✓ Pulmonary and systemic arterial vasodilation
- ✓ Favorable remodeling: anti-fibrotic effect in heart and pulmonary vasculature
- ✓ Anti-inflammatory

TECTONIC Therapeutic

TX45 30

Relaxation and Anti-Fibrotic Effects of Relaxin Have Potential for Disease Modification in Group 2 PH

- Heart, and vascular dysfunction contribute to disease pathology
- Renal dysfunction also present in many of these patients

CHARACTERISTICS OF GROUP 2 PH	IpcPH	CpcPH	ANTICIPATED RELAXIN EFFECTS
Pulmonary artery narrowing, thickening, stiffening, fibrotic remodeling		✓	Pulmonary Vasodilation Anti-inflammatory, anti-fibrotic
Right Ventricular Dysfunction	✓	✓	Right ventricular remodeling
Thickening and stiffening of Left Ventricle	✓	✓	Peripheral vasodilation, cardiac relaxation, left ventricular remodeling
Compromised kidney function	✓	✓	Improvement in kidney function

Reducing pulmonary pressures and improvement of left heart function are both key to providing efficacy

TECTONIC Therapeutic

TX45 31

Group 2 PH vs. PAH

- **Significant opportunity for a first-in-indication therapy**
- **Highly motivated physicians and patients**

US PREVALENCE >> PAH


>600,000[1-3]
IpcPH
(>500K)
CpcPH
(>100K)
>25,000[4]
Group 2 PH
PAH

Multi-$ Billion Market Opportunity

>$4 Billion Market in US Today[5]

5 YEAR SURVIVAL ≤ PAH[6]


23%
~ 50%
50%
cpcPH
IpcPH
PAH
Group 2 PH

NO THERAPEUTIC OPTIONS

Group 2 PH	PAH
No approved therapies … Limited pipeline *PAH Drugs have not demonstrated convincing efficacy in Group 2 PH with the exception of PDE5i in CpcPH*	**Multiple drugs/ mechanisms approved** ETIR antagonists PDE5 inhibitors GC stimulators Prostacyclins ACTRII-Trap

1. US prevalence numbers. Estimates based on data from
2. Kapelios, C. et al., Cardiac Failure Review 2023;9:e14
3. Sera F. et al. Heart 2023;109:626–633
4. www.pahinitiative.com
5. GlobalData
6. Caravita S. et al. https://doi.org/10.1371/journal.pone.0199164; Gall H. et al The Journal of Heart and Lung Transplantation, Vol 36, No 9, September 2017; estimates from synthesis of different studies

TECTONIC Therapeutic

PDE5 Inhibitors Affect Only One of Several Pathways Addressed by Relaxin PDE5i Effects TX45 anticipated to be effective in both Cpc-PH and Ipc-PH because it targets additional anti-fibrotic and anti-inflammatory mechanisms on top of activation of the NO pathway 1. Guazzi et al. 20112. Belyavskiy et al. 2020 3. Kramer et al. 2019

TX45 33

PDE5 Inhibitors Show Significant Benefit in CpcPH and HFpEF Despite Limited Mechanism of Action Compared with Relaxin

Expected to Increase POS of Relaxin in HFpEF and CpcPH

PDE5i LOWERS PVR[1]


Placebo
Sildenafil
Baseline
6 months
12 months

PDE5i PRODUCES IMPROVEMENTS IN 6MWT[2]


6-min walk test
P = 0.014
P < 0.001
P = 0.13
600
500
400
300
200
100
0
m
Baseline
6 months
SILDENAFIL
CONTROL
Treatment effect +50 (95% CI +36 to +64) m
+18 (95% CI -6 to +41) m

PDE5i TREATMENT DECREASES HOSPITALIZATIONS[3]


Patients with HF Hospitalizations
Post-treatment
Pre-treatment
Pre-Treatment
Post-Treatment
Time period
Cumulative HF hospitalizations
1,0
0,8
0,6
0,4
0,2
0,0
0
2
4
6
8
10
12
Time (months)

1. Guazzi et al. 2011
2. Belyavskiy et al. 2020
3. Kramer et al. 2019

TECTONIC Therapeutic

Relaxin Improves Hemodynamics in Heart Failure Balanced pulmonary and peripheral vasodilation, and improved heart function(decreased PCWP) relevant to Group 2 PH mPAP p<0.0001 PVR Panels: serelaxin infusion for 20hrs in Acute Heart Failure patients with elevated pulmonary artery pressure (PAP) rapidly lowered mPAP, pulmonary vascular resistance (PVR), systemic vascular resistance (SVR), pulmonary capillary wedge pressure (PCWP)*,** Not shown: serelaxin also improved right SVR PCWP atrial pressures (RAP), and renal function* In a similar study in patients with chronicCHF, a reduction in PCWP and an increase in cardiac output was demonstrated**

TX45 and Other Relaxin Preclinical Data Preclinical validation Anti-fibrotic effects of relaxin observable across broad range of studies

TX45 Efficacy in Monocrotaline-Induced Model of Pulmonary Hypertension in Rats TX45 Significantly Reduces Right Ventricular Systolic Pressure, Fulton’s Index and Muscularization of Small Pulmonary Arteries in Tx Model of PH Improved Pulmonary Reduced Cardiac Reduced Histological Reduced Pulmonary Hemodynamics Hypertrophy Inflammation Arterial Muscularization

TX45 37

TX45 Significantly Reduces Collagen and TNFa levels in Mouse UUO Model of Renal Fibrosis

Sham

UUO + Vehicle

UUO + TX45




Collagen IV IHC Quantification in Kidney Cortex
p = 0.02
% Collagen IV Immunolabeling
0
5
10
15
20
25
Sham
UUO + Vehicle
UUO + TX45


TNFa
pg / ug tissue
0.000
0.002
0.004
0.006
0.008
0.010
Sham
UUO + Vehicle
UUO + TX45

* Dotted red line defines the cortex region

TECTONIC Therapeutic

TX45 Reduces Cardiac Hypertrophy and Fibrosis in the Mouse Isoproterenol Induction Model Heart Weight/Body Weight Collagen content Vehicle Isoproterenol Isoproterenol Vehicle Isoproterenol Isoproterenol+ TX45 +TX45

TX45 39

Relaxin Prevents Diastolic Dysfunction in a Model of HFpEF and Reverse Cardiac Fibrosis

Relaxin Prevents TAC (transverse aortic constriction) -Induced Cardiac Diastolic Dysfunction in Rats & Reverses Diabetes-Induced Cardiac Fibrosis and Diastolic Dysfunction in mRen-2 Rats.

Human relaxin-2 Improves Diastolic Dysfunction
gene therapy administered with 28 days follow-up
(Shuai X.X. et al. 2016)


dP/dtmin
-10000
-8000
-6000
-4000
-2000
0
sham
TAC
TAC+GFP
TAC+RLN2
*
*
†‡


tau
35
30
25
20
15
10
5
0
sham
TAC
TAC+GFP
TAC+RLN2
*
*
†‡

Human relaxin-2 reverses cardiac fibrosis
2 wk infusion in STZ-treated diabetic/HTN mRen-2 rats
(Samuel C.S. et al. 2008)


B
Interstitial cardiac (LV) collagen (% of area)
1.5
1
0.5
0
#
Control
Diabetic
Control + rH2-RLX
Diabetic + rH2-RLX

* GFP = green fluorescent protein (adenovirus used as negative control)

TECTONIC Therapeutic

TX45 40

Additional Anti-Fibrotic Effects of Relaxin Demonstrated in Preclinical Animal Models of Heart Failure

In other rodent models of heart failure, Relaxin has been shown to also:

- ✓**Inhibit** TGFβ or ANG-II induced collagen synthesis in cardiac fibroblasts[1]
- ✓**Prevent** interstitial and perivascular fibrosis, with effect superior to enalapril[2]
- ✓**Prevent** diastolic dysfunction[3]
- ✓**Prevent** and **Reverse** cardiac hypertrophy[3]
- ✓**Reverse** cardiac inflammatory gene expression[4]

Findings consistent across models and studies published by different investigators

1. **Relaxin knockout** model of cardiac fibrosis (mouse) - *Samuel C.S. et al. 2004*
2. **Isoproterenol infusion** model of heart failure (mouse) - *Samuel C.S. et al. 2014*
3. **Transverse aortic constriction** model of HFpEF (rat) - *Shuai X.X. et al. 2016, Lapinskas T. et al. 2020*
4. **Aging-induced** cardiac inflammation (rat)- *Martin B. et al. 2018*

TECTONIC Therapeutic

TX45 Clinical Program and Preliminary Phase 1 Data

TX45 42

TX45 Development Program Overview

Planned readouts in mid-2024, 2025, 2026

	2024	2025	2026

Phase 1a
Safety, tolerability, PK/PD

Healthy Volunteers

Expected mid-2024
Safety, PK, PD (Renal Blood Flow)

Phase 1b
RHC study to establish hemodynamic proof of concept

Group 2 PH with HFpEF

Expected 2025
mPAP, PVR, PCWP, CO

Phase 2
Randomized, 6-month study

Group 2 PH with HFpEF (enriched for CpcPH)

Expected 2026
PVR, SV, mPAP, 6MWT

RHC: Right Heart Catheter
mPAP: Mean Pulmonary Arterial Pressure
PVR: Pulmonary Vascular Resistance
CO: Cardiac Output
6MTW: 6-Minute Walk Test

Development Plan Reviewed with FDA via Pre IND

TECTONIC Therapeutic

TX45 43

TX45 Single Ascending Dose Study : Summary of preliminary data[1]

- **Well tolerated with minimal adverse events, no drug-related SAEs**
- **Pharmacokinetics**
  - Low intersubject variability in serum concentrations (≤ 20%)
  - No evidence of immune mediated clearance
- **Pharmacodynamics from 0.3 mg/kg cohort (lowest dose)**
  - 30% increase in renal plasma flow on Day 2 post dose persisting at least until Day 8 post dose
  - Magnitude of effect consistent with serelaxin's effect
  - **Meets "go criteria"**

TX45 SAD Dose Escalation Plan


Cohort A
0.3 mg/kg IV
RPF Days 2,8, 15
Cohort B
1.0 mg/kg IV
RPF Days 2,8, 15
DATA pending
Cohort C
150 mg SC
RPF Days 2,8, 15
Cohort D
3.0 mg/kg IV
RPF Days 2,8, 15, 29
Cohort E
300 mg SC
RPF Days 2,15, 29
Cohort F
10 mg/kg IV
RPF Days 15,29
Cohort G
600 mg SC
RPF Days 2, 15, 29

RPF= Renal Plasma Flow
*Cohorts F and G are optional

1. As of Jan 18, 2024

TECTONIC Therapeutic

Phase 1a Study: Preliminary Single Dose TX45Pharmacokinetic/Pharmacodynamic Data (lowest dose) TX45 Serum Concentrations from Phase 1a Subjects Renal Plasma Flow in Phase 1a Subjects 150 mg SC TX45 Dosed on Day 1 - Cohort A 0.3 mg/kg IV100 Day 2Day 8 (µg/mL) 10 TX00045 1 0.1 0 7 14 Time (Days) PBO1 TX45 PBOTX45 Based on Preliminary Data, We Anticipate Potentially Monthly Dosing at Optimal SC Dose1. Placebo

Preclinical PK/PD from Acute RBF Model Informs Target Plasma Concentration Levels at Trough for Therapeutic Effect RBF Model Used to assess pharmacodynamic response to TX45 administration based on acute vasodilatory effects of relaxin, as measured by increased rat renal blood flow (RBF) MCT Model * Used to assess the therapeutic anti inflammatory/anti-proliferative efficacy of TX45 in a rat model of pulmonary hypertension The trough levels required for maximal efficacy in the MCT model fall between the EC70 and EC80 response in the RBF model* The exposure in humans that falls between the EC70-80 are expected to be 3-fold lower than in rats given the greater potency of TX45 on human RXFP1 compared to rat RXFP1

Summary of Projected TX45 Phase 2 Study Design TX000045—Treatment 1 (n=60) ScreeningRHC prior to randomization TX000045—Treatment 2 (n=60)(n=60)

TX45 47

Significant Pharma Interest in Relaxin
Tectonic has Potential Best-in-Class Molecule

Company	Format	Formulation	Expected Dosing Frequency	Population	Timing
TECTONIC Therapeutic	**Fc-Fusion** *Engineered for optimal PK, biodistribution, high [C] formulation*	**SubQ** *High [C] achievable*	**Q4 Weeks**	**Group 2 PH / HFpEF (enriched for CpcPH)**	**Data in 2026**
AstraZeneca	Fc-Fusion	SubQ	Q2 Weeks*	Group 2 PH / HFpEF *and* HFrEF	Start: Q1 2023 1° completion: Q2 2025
AstraZeneca	Small Molecule	PO	QD*	CHF	Start: Q2 2024 1° completion: Q4 2025
Lilly	h-Albumin-mAb-Fusion	SubQ *Injection site reactions*	Q Weekly*	HFpEF	Start: Q1 2023 1° completion: Q4 2025

* Based on dosing frequency in Phase 2 studies listed in clinical trials database

TECTONIC Therapeutic

HHT Program First-in- indication opportunity for 2nd most common genetic bleeding disorder

HHT 49

Hereditary Hemorrhagic Telangiectasia (HHT)

Autosomal Dominant Disease that Causes Abnormal Blood Vessel Formation

- Rare, autosomal dominant disease: ~ 75,000 patients in US
  - Mutations in the BMP9/10 pathway
- High degree of phenotypic variability (15-20% severe)
- Increased mortality risk

No currently approved therapies for HHT


AVMs
Telangiectasias

Nosebleeds | Telangiectasias | Lung | Liver | GI tract



Brain

FREQUENCY OF ABNORMAL HHT VESSELS

- >95% Nose (epistaxis)
- >90% Skin (Telangiectasia)
- 50% Lungs (pulmonary AVMs*)
- 50% Liver (hepatic AVMs)
- 20% Gastrointestinal tract
- 10% Brain (cerebral AVMs)

INCREASED FREQUENCY OF THE FOLLOWING

- Iron and transfusion dependent anemia (10-30% of patients)
- High output CHF 2nd to Liver AVM → liver transplant
- Stroke
- Brain abscesses and other deep tissue abscesses
- Venous thromboemboli (VTE)
- Pulmonary Hypertension
- Migraines

*AVM= arterial venous malformation

TECTONIC Therapeutic

HHT 50

Anti VEGF: Mouse HHT Model Predictive of Efficacy in Patients

ANTI-VEGF mAb SUPPRESSES AVM FORMATION, VISCERAL HEMORRHAGE IN HHT MODEL

ALK-1 Conditional Knock-Out
Wound-induced vascular response


Decreases Vessel Growth
Vessel Area/Total Area (%)
34.6
21.2
p<0.005
Saline (n=5)
G6.31 (n=5)
Anti-VEGF ab
Improves Hemoglobin Levels
p<0.01
8.6 g/dl
13.8 g/dl
Hemoglobin (g/dl)
Saline (n=12)
G6.31 (n=12)
Anti-VEGF ab

ANTI-VEGF THERAPY REDUCES EPISTAXIS SEVERITY, IMPROVES HEM. PARAMETERS IN PATIENTS


A
Hemoglobin (g/dL)
Baseline
Months on Bevacizumab
B
Epistaxis Severity Score
Baseline
Months on Bevacizumab

- No rigorous clinical studies ever conducted – only evidence is from IITs
  - Patent expiration on anti-VEGF mab lowered incentive to investment in label expansion
  - Dose and Dosing interval not well explored
- Treating physicians concerned about side effects

Angiogenesis. 2014 Oct; 17(4): 823–830
Haematologica. 2021 Aug 1; 106(8): 2161–2169
TECTONIC Therapeutic

A GPCR3 Antagonist Significantly ReducesAVMs and Retinal Vascular Density in Animal Model of HHT Effects of anti-GPCR3 antagonist mAb in mouse HHT model generated by immunoblocking of BMP9 and BMP10(1,2) 7 ) 8 n = na, **** et i 6 r ns AVM Number per **** Plexus Vascular(per Retina, ( 4 Density n=7)ber (x104 µm2) um 2 n M AV 0 IgG2a/ Isotype GPCR3 VEGF-A IgG2a/2b Isotype GPCR3 VEGF-A b 2 1 1 / 22b 4Ctrl 5 Antag. . 3 Antag N=6 Ctrl Antag. Antag. a 9 3 6 2 N=7 X N=7 1 N=7 N=7 T X G G T I g + Angiogenic driver + Angiogenic driver1. Ruiz, S. et. al., Scientific Reports, 2016; 6:37366, doi: 10.1038/srep37366 2. Ruiz, S. et. al., J. Clin. Invest., 2020; 130(2):942–957, doi.org/10.1172/JCI127425

Projected HHT Development Program Overview 2024 2025 2026 2027 FinalizeIND Enabling Development Studies and CMC Candidate PHASE 1a Safety and Tolerability Phase I Randomized 3-Month Study PHASE 2 PatientsHematocrit, Epistaxis Score with HHT Blood Transfusions

Summary

54


TECTONiC
Therapeutic

AVROBIO/Tectonic Merger Overview	
Company Ticker	NASDAQ: TECX
Private Placement Investors	Major mutual fund, TAS Partners, 5AM Ventures, EcoR1 Capital, Polaris Partners, Farallon Capital (managed funds), Vida Ventures, Pags Group and other investors
Cash at Close	~$181 million[1]
Expected Cash Runway	Into Mid-2027
Reverse Stock Split:	1 for 12
Merger Close Date	6/20/2024

1. As of 6/20/24. Before final transaction expenses

55

TECTONIC Therapeutic

Uniquely Positioned to Deliver on Value Creating Milestones

Strong Balance Sheet Post Transaction

>$181* Million

~3 year Runway

Well positioned to execute

Pipeline of Uniquely Differentiated Assets

Multiple Inflection Points 2024, 2025, 2026, 2027

Address important clinical problems, underserved patient populations

Accomplished Team World-leader Founders

20 1st Approvals

>$50B in Annual Sales

Leadership with Proven Track Record

*At transaction close (6/20/24), cash, cash equivalents and investments of approximately $181 million, before payment of final transaction-related expenses, is expected to fund current operational plans into mid-2027

TECTONIC Therapeutic

Thank you info@tectonictx.com www.tectonictx.com LinkedIn: TectonicTx